                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                December 22, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                                            0-13291                                           94-6565852
----------------------------------------------------------------------------------------------------------------------------
(State of Incorporation)                                (Commission                                        (IRS Employer
                                                         File No.)                                      Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                                                               75231
----------------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                         (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends the Form 8-K Current Report dated December 22, 1997 and filed January 9, 1998 by Transcontinental Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)          Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transactions follows:

On December 22, 1997, the Company purchased Fairpark, a 49 unit apartment complex in Los Angeles, California, for $2.0 million, approximately .8% of the Company's assets at December 31, 1996. The seller of the property was Ulico Fair Park Partnership, L.P., an unrelated party. The property was constructed in 1991 and was 90% occupied at the date of purchase. The Company paid $500,000 in cash and obtained new mortgage financing of $1.5 million. The mortgage bears interest at 8.45% per annum, requires monthly payments of principal and interest of $11,628 and matures in January 2003.

Also on December 22, 1997, the Company purchased Villa Piedra, a 132 unit apartment complex in Los Angeles, California, for $4.7 million, approximately 1.9% of the Company's assets at December 31, 1996. The seller of the property was Ulico Villa Piedra Partnership, an unrelated party. The property was constructed in 1991 and was 89% occupied at the date of purchase. The Company paid $1.2 million in cash and obtained new mortgage financing of $3.5 million. The mortgage bears interest at 8.45% per annum, requires monthly payments of principal and interest of $26,833 and matures in January 2003.

On December 30, 1997, the Company purchased Timbers, a 100 unit apartment complex in Tyler, Texas, for $2.3 million, approximately .9% of the Company's assets at December 31, 1996. The seller of the property was John Hancock Mutual Life Insurance Company, an unrelated party. The property was constructed in 1973 and was 90% occupied at the date of purchase. The Company paid $500,000 in cash and obtained new mortgage financing of $1.8 million. The mortgage bears interest at a variable rate, currently 9.2% per annum, requires monthly payments of principal and interest of $16,763 and matures in December 2017.

Also on December 30, 1997, the Company purchased Lexington Center, a 74,603 square foot office building in Colorado Springs, Colorado, for $5.3 million, approximately 2.2% of the Company's assets at December 31, 1996. The seller of the property was The Navigator, an unrelated party. The property was constructed in 1986 and was 74% occupied at the date of purchase. The Company paid $1.3 million in cash with the seller providing purchase money financing of the remaining $4.0 million of the purchase price. The purchase money financing bears interest at 9.0% per annum, requires monthly payments of principal and interest of $30,000 and matures in December 1998.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS (Continued)


In addition to the Fairpark Apartments, Villa Piedra Apartments, Timbers Apartments and Lexington Center purchased discussed above, the Company has purchased seven apartment complexes, one in El Paso, Texas in March 1997, one in Houston, Texas also in March 1997, one in Irving, Texas in May 1997, one in Sterling, Virginia also in May 1997, one in Fort Worth, Texas in September 1997, one in Mesa, Arizona in October 1997 and one in Odessa, Texas also in October 1997. The Company has also purchased two office buildings, one in Houston, Texas in March 1997 and the other in Bonita, California in September 1997, and one warehouse facility in Fort Worth, Texas in October 1997. These properties were purchased for a total of $45.0 million and in the aggregate represent in excess of 10% of the Company's assets at December 31, 1996. The Company paid a total of $15.1 million in cash and financed the remainder of the purchase prices. The mortgages secured by these properties bear interest at fixed and variable rates ranging from 8.07% to 10.5% per annum and mature from June 1998 to October 2007.

In assessing each property purchase described above, the following were among the factors considered by the Company's management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property. Additional factors considered with respect to commercial properties were the ease of access to the property, the adequacy of related facilities, such as parking, and the property's sensitivity to market conditions in establishing rental rates. With respect to apartment complexes the design and mix of units and the ability to provide a community atmosphere for the tenants was also considered.

In 1997, the Company also sold two retail centers, one in February 1997 and one in November 1997, a parcel of land in February 1997, a single family dwelling in April 1997 and an office building in December 1997. In connection with these sales, the Company received net cash totaling $27.7 million.

These Pro Forma Statements of Operations present the Company's operations as if the transactions described above, had occurred at the beginning of each of the periods presented. The Company's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not be necessarily indicative of future operating results.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                         Fairpark    Villa Piedra    Timbers      Lexington
                                            Actual(1)  Apartments(2) Apartments(2) Apartments(2)  Center(2)
                                            ---------  ------------  ------------- ------------   ---------
          Assets                                                (dollars in thousands)
          ------
Notes and interest receivable
   Performing .........................     $  4,453     $   --       $   --         $   --       $   --
   Nonperforming ......................          404         --           --             --           --
                                            --------     --------     --------       --------     --------
                                               4,857         --           --             --           --
Less - allowance for
   estimated losses ...................         (891)        --           --             --           --
                                            --------     --------     --------       --------     --------
                                               3,966         --           --             --           --
Real estate held for sale,
   net of accumulated
   depreciation .......................          281         --           --             --           --

Real estate held for
   investment, net of
   accumulated depreciation ...........      256,636        4,918        8,293          3,709        5,516
Investments in partnerships ...........        4,290         --           --             --           --
Cash and cash equivalents .............        4,449       (1,418)      (2,403)        (1,550)      (1,483)
Other assets ..........................       10,577         --             28             92
                                            --------     --------     --------       --------     --------
                                            $280,199     $  3,500     $  5,918       $  2,251     $  4,033
                                            ========     ========     ========       ========     ========

Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable ............     $193,069     $  3,500     $  5,862       $  2,134     $  4,000
Other liabilities .....................       12,160         --             56            117           33
                                            --------     --------     --------       --------     --------
                                             205,229        3,500        5,918          2,251        4,033
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
   10,000,000 shares; issued and
   outstanding, 3,899,487 shares ......           39         --           --             --           --
Paid-in capital .......................      217,831         --           --             --           --
Accumulated distributions in
   excess of accumulated
   earnings ...........................     (142,900)        --           --             --           --
                                            --------     --------     --------       --------     --------
                                              74,970         --           --             --           --
                                            --------     --------     --------       --------     --------
                                            $280,199     $  3,500     $  5,918       $  2,251     $  4,033
                                            ========     ========     ========       ========     ========
                                             Other          Other
                                           Apartment      Commercial
                                          Complexes(3)   Properties(4)  Pro forma
                                          ------------   -------------  ---------
          Assets                                    (dollars in thousands)
          ------
Notes and interest receivable
   Performing .........................     $   --       $   --         $  4,453
   Nonperforming ......................         --           --              404
                                            --------     --------       --------
                                                --           --            4,857
Less - allowance for
   estimated losses ...................         --           --             (891)
                                            --------     --------       --------
                                                --           --            3,966
Real estate held for sale,
   net of accumulated
   depreciation .......................         --           --              281

Real estate held for
   investment, net of
   accumulated depreciation ...........       12,002        4,918        295,992
Investments in partnerships ...........         --           --            4,290
Cash and cash equivalents .............       (3,953)      (1,418)        (7,776) (5)
Other assets ..........................          120         --           10,817
                                            --------     --------       --------
                                            $  8,169     $  3,500       $307,570
                                            ========     ========       ========

Liabilities and Shareholders' Equity
------------------------------------
Liabilities
Notes and interest payable ............     $  7,996     $  3,500       $220,061
Other liabilities .....................          173         --           12,539
                                            --------     --------       --------
                                               8,169        3,500        232,600
Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
   10,000,000 shares; issued and
   outstanding, 3,899,487 shares ......         --           --               39
Paid-in capital .......................         --           --          217,831
Accumulated distributions in
   excess of accumulated
   earnings ...........................         --           --         (142,900)
                                            --------     --------       --------
                                                --           --           74,970
                                            --------     --------       --------
                                            $  8,169     $  3,500       $307,570
                                            ========     ========       ========

-----------------------------
(1) Includes the Terrace Hills Apartments, Crescent Place Apartments and Savings of America Building which were acquired in March 1997 and the Treehouse Apartments and Villas at Countryside Apartments which were acquired in May 1997, the Bonita Plaza and Country Bend Apartments which were acquired in September 1997 and excludes the Fiesta Mart Shopping Center and a .9976 acre parcel of land that were sold in February 1997 and a single family residence that was sold in April 1997.
(2)    Assumes acquisition by the Company on January 1, 1997.
(3) Includes the Sandstone and Sunchase Apartments which were acquired in October 1997.
(4)    Includes the Encon Warehouse which was acquired in October 1997.
(5) The cash portion of the purchase prices were derived from the financings of previously unencumbered properties and refinancings of owned properties.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                              Other          Other                         Villa
                                            Apartment      Commercial      Fairpark        Piedra
                               Actual       Complexes      Properties     Apartments     Apartments
                             ----------     ----------     ----------     ----------     ----------
                                                     (dollars in thousands)
Income
  Rents ................     $   39,205     $    3,089     $    1,092     $      287     $      691
  Interest .............          1,283           --             --             --             --
                             ----------     ----------     ----------     ----------     ----------
                                 40,488          3,089          1,092            287            691

Expenses
  Property operations ..         23,403          1,481            267            148            368
  Interest .............         12,004           --             --             --             --
  Depreciation .........          7,048           --             --             --             --
  Advisory fee to
   affiliate ...........          1,459           --             --             --             --
  General and
   administrative ......          1,977           --             --             --             --
                             ----------     ----------     ----------     ----------     ----------
                                 45,891          1,481            267            148            368

Net income (loss)
  from operations ......        (5,403)          1,608            825            139            323

Equity in income of
  investees ............            680           --             --             --             --
  Gain on sale of
   real estate .........          1,455           --             --             --             --
                             ----------     ----------     ----------     ----------     ----------

Net income <loss> ......     $   (3,268)    $    1,608     $      825     $      139     $      323
                             ==========     ==========     ==========     ==========     ==========


Earnings per share
   Net <loss> ..........     $     (.83)
                             ==========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ..      3,910,991
                             ==========

                              Timbers       Lexington                      Pro forma     Pro forma
                             Apartments       Center         Sales        Adjustments    Combined
                             ----------     ----------     ----------     -----------    ----------
                                                     (dollars in thousands)
Income
  Rents ................     $      353     $      244      $ (1,198)     $     --       $   43,763
  Interest .............           --             --              (2)           --            1,281
                             ----------     ----------     ---------      ---------      ----------
                                    353            244        (1,200)           --           45,044

Expenses
  Property operations ..            227            112        (2,688)           --           23,318
  Interest .............           --             --            (188)          2,366         14,182
  Depreciation .........           --             --            (784)            675          6,939
  Advisory fee to
   affiliate ...........           --             --             --             --            1,459
  General and
   administrative ......           --             --             --             --            1,977
                             ----------     ----------     ---------      ----------     ----------
                                    227            112        (3,660)          3,041         47,875

Net income <loss>
  from operations ......            126            132         2,460          (3,041)        (2,831)

Equity in income of
  investees ............           --             --             --             --              680
  Gain on sale of
   real estate .........           --             --             --             --            1,455
                             ----------     ----------     ----------      ---------     ----------

Net income <loss> ......     $      126     $      132     $   2,460       $  (3,041)    $     (696)
                             ==========     ==========     =========       =========     ==========


Earnings per share
   Net <loss> ..........                                                                 $     (.18)
                                                                                         ==========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ..                                                                  3,910,991
                                                                                         ==========




The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997




1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997. Pro forma operating results for property purchases are from January 1 through the respective dates of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.

2. The previous years' actual amounts were used to estimate the interim period January 1 to the respective dates of purchase.

3. The pro forma interest adjustment is based on the mortgage obtained for each property at the date of purchase. The pro forma depreciation adjustment is based on the purchase price depreciated under the Company's established depreciation policies.

                    Interest:

                         Fairpark                                               $             96
                         Villa Piedra                                                        222
                         Timbers                                                             126
                         Lexington                                                           270

                         Other Apartment Complexes:
                               Terrace Hills                                                  67
                               Crescent Place                                                 36
                               Treehouse                                                     114
                               Villas at Countryside                                         169
                               Country Bend                                                  166
                               Sandstone                                                     363
                               Sunchase                                                      142

                         Other Commercial Properties:
                               Savings of America                                             68
                               Bonita Plaza                                                  304
                               Encon Warehouse                                               223
                                                                                ----------------

                                    Total                                       $          2,366
                                                                                ================

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                      NINE MONTHS ENDED SEPTEMBER 30, 1997





                    Depreciation:

                         Fairpark                                               $             32
                         Villa Piedra                                                         73
                         Timbers                                                              37
                         Lexington                                                            83

                         Other Apartment Complexes:
                               Terrace Hills                                                  21
                               Crescent Place                                                  3
                               Treehouse                                                      24
                               Villas at Countryside                                          18
                               Country Bend                                                   48
                               Sandstone                                                     124
                               Sunchase                                                       56

                         Other Commercial Properties:
                               Savings of America                                              4
                               Bonita Plaza                                                   78
                               Encon Warehouse                                                74
                                                                                ----------------

                                    Total                                       $            675
                                                                                ================

4. Interim operating results for sold properties are their actual operating results from January 1 to their respective dates of sale.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                               Other          Other                         Villa
                                             Apartment      Commercial      Fairpark        Piedra
                                Actual       Complexes      Properties     Apartments     Apartments
                              ----------     ----------     ----------     ----------     ----------
                                                      (dollars in thousands)
Income
   Rents ................     $   45,405     $    6,737     $    1,946     $      382     $      921
   Interest .............          1,473           --             --             --             --
                              ----------     ----------     ----------     ----------     ----------
                                  46,878          6,737          1,946            382            921

Expenses
   Property operations ..         28,491          3,405            637            197            490
   Interest .............         14,999           --             --             --             --
   Depreciation .........          8,461           --             --             --             --
   Advisory fee to
    affiliate ...........          1,784           --             --             --             --
   General and
    administrative ......          2,685           --             --             --             --
   Litigation
    settlement ..........         (1,500)          --             --             --             --
   Provision for
    losses ..............          1,579           --             --             --             --
                              ----------     ----------     ----------     ----------     ----------
                                  56,499          3,405            637            197            490

Income (loss) from
   operations ...........         (9,621)         3,332          1,309            185            431

Equity in income of
   investees ............            (20)          --             --             --             --
Gains on sale of
   real estate ..........          1,579           --             --             --             --
                              ----------     ----------     ----------     ----------     ----------
Net income (loss)
   before extra-
   ordinary gain ........         (8,062)         3,332          1,309            185            431
Extraordinary gain ......            256           --             --             --             --
                              ----------     ----------     ----------     ----------     ----------

Net (loss) ..............     $   (7,806)    $    3,332     $    1,309     $      185     $      431
                              ==========     ==========     ==========     ==========     ==========


Earnings per share
   Net (loss) ...........     $    (1.96)
                              ==========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ...      3,994,687
                              ==========
                                Timbers       Lexington                    Pro forma      Pro forma
                              Apartments       Center         Sales       Adjustments     Combined
                              ----------     ----------     ---------     -----------    ----------
                                                     (dollars in thousands)
Income
   Rents ................     $      471     $      325     $  (1,473)    $     --       $   54,714
   Interest .............           --             --            --             --            1,473
                              ----------     ----------     ----------    ----------     ----------
                                     471            325        (1,473)          --           56,187

Expenses
   Property operations ..            303            150        (4,187)          --           29,486
   Interest .............           --             --            (118)         3,911         18,792
   Depreciation .........           --             --            (908)         1,243          8,796
   Advisory fee to
    affiliate ...........           --             --            --             --            1,784
   General and
    administrative ......           --             --            --             --            2,685
   Litigation
    settlement ..........           --             --            --             --           (1,500)
   Provision for
    losses ..............           --             --            --             --            1,579
                              ----------     ----------     ---------     ----------     ----------
                                     303            150        (5,213)         5,154         61,622

Income (loss) from
   operations ...........            168            175         3,740         (5,154)        (5,435)

Equity in income of
   investees ............           --             --            --             --              (20)
Gains on sale of
   real estate ..........           --             --            --             --            1,579

Net income (loss)
   before extra-
   ordinary gain ........            168            175         3,740         (5,154)        (3,876)
Extraordinary gain ......           --             --            --                             256
                              ----------     ----------     ---------     ----------     ----------

Net (loss) ..............     $      168     $      175     $   3,740     $   (5,154)    $   (3,620)
                              ==========     ==========     =========     ==========     ==========


Earnings per share
   Net (loss) ...........                                                                $     (.91)
                                                                                         ==========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ...                                                                 3,994,687
                                                                                         ==========


The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997





1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997.

2. The amounts for Terrace Hills, Treehouse, Villas at Countryside, Bonita Plaza, Encon Warehouse, Sandstone, Sunchase, Timbers and Lexington Center are from their respective audited statement of operations. The amounts for Crescent Place, Savings of America, Country Bend, Fairpark and Villa Piedra are based on available financial information or estimates made in conjunction with purchases.

3. The pro forma interest adjustment is based on the mortgages obtained for each property at the date of purchase. The pro forma depreciation adjustment is based on the purchase price depreciated under the Company's established depreciation policies.

           Interest:

                 Fairpark                                                       $            128
                 Villa Piedra                                                                296
                 Timbers                                                                     169
                 Lexington                                                                   360

                 Other Apartment Complexes:
                    Terrace Hills                                                            382
                    Crescent Place                                                           149
                    Treehouse                                                                229
                    Villas at Countryside                                                    462
                    Country Bend                                                             227
                    Sandstone                                                                489
                    Sunchase                                                                 175

                 Other Commercial Properties:
                    Savings of America                                                       108
                    Bonita Plaza                                                             439
                    Encon Warehouse                                                          298
                                                                                ----------------

                         Total                                                  $          3,911
                                                                                ================

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997





           Depreciation:

                 Fairpark                                                       $             43
                 Villa Piedra                                                                 98
                 Timbers                                                                      49
                 Lexington                                                                   110

                 Other Apartment Complexes:
                    Terrace Hills                                                            129
                    Crescent Place                                                            49
                    Treehouse                                                                 72
                    Villas at Countryside                                                    132
                    Country Bend                                                              72
                    Sandstone                                                                166
                    Sunchase                                                                  74

                 Other Commercial Properties:
                    Savings of America                                                        34
                    Bonita Plaza                                                             117
                    Encon Warehouse                                                           98
                                                                                ----------------

                         Total                                                  $          1,243
                                                                                ================


4. Interim operating results for sold properties are their actual operating results from January 1 to their respective dates of sale.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(b)     Financial statements of property acquired:

Exhibit
Number                                Description

 99.0 Audited Statement of Revenue and Direct Operating Expenses of Terrace Hills Apartments for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.0 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.1 Audited Statement of Revenue and Direct Operating Expenses of Treehouse Apartments for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.2 Audited Statement of Revenue and Direct Operating Expenses of Villas at Countryside Apartments for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.2 of the Registrant's Current Report on Form 8-K/A, dated September 16,
                1997).

 99.3 Audited Statement of Revenue and Direct Operating Expenses of Bonita Plaza for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.4 Audited Statement of Revenue of Encon Warehouse for the year ended December 31, 1996 (incorporated by reference to Exhibit
                99.4 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.5 Audited Statement of Revenue and Direct Operating Expenses of Sandstone Apartments for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.5 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.6 Audited Statement of Revenue and Direct Operating Expenses of Sunchase Apartments for the year ended December 31, 1996 (incorporated by reference to Exhibit 99.6 of the Registrant's Current Report on Form 8-K/A, dated September 16, 1997).

 99.7 Audited Statement of Revenue and Direct Operating Expenses of Timbers Apartments for the year ended December 31, 1996, filed herewith.

 99.8 Audited Statement of Revenue and Direct Operating Expenses of Lexington Center for the year ended December 31, 1996, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                          TRANSCONTINENTAL REALTY INVESTORS,
                                          INC.





Date:     June 29, 1998                   By:     /s/ Thomas A. Holland
     ------------------------                -----------------------------------
                                             Thomas A. Holland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

                     TRANSCONTINENTAL REALTY INVESTORS, INC.

                                   EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K/A

                             Dated December 22, 1997


Exhibit                                                                                       Page
Number                                  Description                                          Number
-------              -------------------------------------------------                       ------
 99.7                Audited Statement of Revenue and Direct Operating                         14
                     Expenses of Timbers Apartments for the year ended
                     December 31, 1996.

 99.8                Audited Statement of Revenue and Direct Operating                         18
                     Expenses of Lexington Center for the year ended
                     December 31, 1996.




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